UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2007

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MEDICAL CONNECTIONS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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N/A

(Former Name of Registrant)

Florida	333-72376	65-0902373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Glades Road, Suite 202E

Boca Raton, FL 33431

(Address of Principal Executive Offices) (Zip Code)

(561) 353-1110

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant’s reports filed with the Commission. This report contains “forward looking statements” relating to the Registrant’s current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “expect”, “believe”, “anticipate”, “intend”, “could”, “estimate”, or “continue”, or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant’s control. Should one or more of these risks or uncertainties materialize or should the Registrant’s underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

Item 4.01

Changes in Registrant’s Certifying Accountant

(a)

Dismissal of Previously engaged public accounting firm

On June 20, 2007, Bagell, Josephs, Levine & Co. (“BJL”) was dismissed as the Company’s independent auditor and independent registered public accounting firm effective immediately.

On June 20, 2007, the Company’s Board of Directors approved the engagement of DeMeo, Young and Mcgrath (“DYM”), as the Company’s independent auditor and independent registered public accounting firm. Until the appointment by the Company’s Board of Directors, there was no prior relationship between the Company and DYM.

The report issued by BJL in connection with the audit of Medical Connections Holdings, Inc, a Florida corporation, for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Company’s report for the years ended December 31, 2006 and 2005 included an explanatory statement wherein BJL expressed substantial doubt about the registrants ability to continue as a going concern. There have been no disagreements with BJL on any matters of  accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Company, would have caused the Company to make a reference to the subject matter of such disagreement in connection with its audited report or interim financial statements for the periods ended March 31, 2007.

A copy of BJL’s letter to the Securities and Exchange Commission, dated June 21, 2007 regarding its agreement with the foregoing statements is attached to this report as Exhibit 16.1.

Item 9.01

Financial Statements & Exhibits

Exhibit No.

16.1

Letter from Bagell, Josephs, Levine & Co. dated January 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2007

MEDICAL CONNECTIONS HOLDINGS, INC.

By:	/s/ JOSEPH AZZATA
Joseph Azzata
Chief Executive Officer

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